UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549




                                                     FORM 8-K


                                                  Current Report
                                        Pursuant to Section 13 or 15 (d) of
                                        the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported): July 15, 2005


                                                AMBASE CORPORATION
                         (Exact name of registrant as specified in its charter)



            Delaware                     1-07265                 95-2962743
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
 of incorporation)                                          Identification No.)



                                    100 PUTNAM GREEN, GREENWICH, CT 06830-6027
                   (Address of principal executive offices, including zip code)


                                                  (203) 532-2000 (Registrant's
                               telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange
           Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c)
           under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01         COMPLETION OF DISPOSITION OF ASSETS

On July 15, 2005, AmBase Corporation (the "Company") completed the previously announced sale of its 38,000 square foot office building at Two Soundview Drive in Greenwich, CT (the "Property") to Ceruzzi Holdings, LLC, an unaffiliated third party. The sale price was approximately $28,000,000, less normal real estate closing adjustments. A gain from the sale will be reflected in the Company's financial statements for the quarterly period ending September 30, 2005.

Item 7.01         REGULATION FD DISCLOSURES

At March 31, 2005, the Company's accrual for its Supplement Retirement Plan (the "Supplemental Plan") was $12.1 million. As previously disclosed, the Personnel Committee of the Company is continuing to review the Supplemental Plan and the Company's related liability. In connection with this review, the Company is considering various options, including termination and/or curtailment of the Supplemental Plan. If the Supplemental Plan was terminated, curtailed and/or paid out in a lump sum during 2005, the Company may increase its accrual for the Supplemental Plan by a one-time charge of approximately $3.5 million, subject to the accounting rules relevant to the transaction, thereby increasing the Company's Supplemental Plan liability and decreasing the Company's stockholder's equity. The potential termination, curtailment and/or lump sum payment of the Supplemental Plan has not been reflected in the pro forma financial statements presented herein, as such transaction is still under review and has not been approved. If the transaction was completed, the aggregate accrual for the Supplemental Plan would be approximately $15.6 million.


Item 9.           FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information:

The following pro forma consolidated balance sheet and pro forma consolidated statements of operations, presents historical amounts for the Company, adjusted for the effects of the sale of the Property.

The pro forma consolidated balance sheet and the pro forma consolidated statements of operations of the Company should be read in conjunction with the historical financial statements and notes thereto of the Company presented in the Company's Form 10-Q's for the quarterly periods ended March 31, 2005, March 31, 2004 and Form 10-K's for the annual periods ended December 31, 2004, December 31, 2003, and December 31, 2002.

The pro forma consolidated balance sheet and pro forma consolidated statements of operations are unaudited and are not necessarily indicative of what the actual financial position or results of operations of the Company, nor do they purport to represent the future financial position or result of operations of the Company. The potential termination, curtailment and/or lump sum payment of the Supplemental Plan, as discussed above, has not been reflected in the pro forma financial statements presented herein, as such transaction is still under review and has not been approved.

                                                AmBase Corporation
                                       Pro Forma Consolidated Balance Sheet
                                                  March 31, 2005
                                                    (unaudited)

(in thousands, except share data)

                                                                                                Pro Forma
                                                                      Historical (A)            Adjustments (B)           Pro Forma
                                                                     -----------------      --------------------        -----------
Assets:
Cash and cash equivalents.........................................      $  7,450            $      27,137   (C)(D)          $34,587
Investment securities:
  Held to maturity (historical market value $8,633)...............         8,633                        -                     8,633
  Available for sale, carried at fair value.......................         1,652                        -                     1,652
                                                                   -------------              ---------------           -----------
Total investment securities.......................................        10,285                        -                    10,285
                                                                   -------------              ---------------           -----------
Accounts receivable...............................................             -                        -                         -
Real estate owned:
  Land............................................................         6,954                   (6,400)  (E)                 554
  Buildings and improvements......................................        12,810                  (10,910)  (E)               1,900
                                                                   -------------              ---------------           -----------
                                                                          19,764                  (17,310)  (E)               2,454
  Less:  accumulated depreciation.................................         (846)                      653   (E)               (193)
                                                                   -------------              ---------------           -----------
Real estate owned, net............................................        18,918                  (16,657)  (E)               2,261
Other assets......................................................           604                     (523)  (F)                  81
                                                                   -------------              ---------------           -----------
Total assets......................................................   $    37,257            $      (9,957)                $  47,214
                                                                        ========                 =========                  =======

Liabilities and Stockholders' Equity:
Liabilities:
Accounts payable and accrued liabilities..........................   $       724            $           -                 $     724
Supplemental retirement plan......................................        12,115                        -                    12,115
Other liabilities.................................................           350                     (305)  (G)                  45
                                                                   -------------              --------------             ----------
Total liabilities.................................................        13,189                     (305)                   12,884
                                                                   -------------              --------------            -----------
Commitments and contingencies.....................................             -                        -                         -
                                                                   -------------              --------------            -----------
Stockholders' equity:
Common stock ($0.01 par value, 200,000,000 authorized,
46,335,007 issued)................................................           464                        -                       464
Paid-in capital ..................................................       547,956                        -                   547,956
Accumulated other comprehensive income (loss).....................         (557)                        -                     (557)
Accumulated deficit...............................................     (523,110)                   10,262   (C)           (512,848)
Treasury stock, at cost 126,488 shares............................         (685)                        -                     (685)
                                                                   -------------              --------------            -----------
Total stockholders' equity........................................        24,068                   10,262                    34,330
                                                                   -------------              --------------            -----------
Total liabilities and stockholders' equity........................    $   37,257                   $9,957                  $ 47,214
                                                                        ========                =========                   =======

The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                                AmBase Corporation
                                  Notes to Pro Forma Consolidated Balance Sheet
                                                  March 31, 2005
                                                    (unaudited)

PRESENTATION

The preceding pro forma consolidated balance sheet as of March 31, 2005, presents the historical amounts for AmBase Corporation and subsidiaries (the "Company"), adjusted for the effects of the sale by the Company of 2 Soundview Drive, Greenwich, CT, (the "Property") as if such transaction had occurred on March 31, 2005.

The pro forma consolidated balance sheet should be read in conjunction with the pro forma consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company presented in the Company's Form 10-Q for the quarterly period ended March 31, 2005.

The pro forma consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the transaction described above actually occurred on March 31, 2005, nor does it purport to represent the future financial position of the Company.

NOTES AND MANAGEMENT ASSUMPTIONS

(A) Reflects the consolidated historical balance sheet of the Company as of March 31, 2005, as contained in the historical consolidated financial statements and notes thereto presented in the Company's Form 10-Q for the quarterly period ended March 31, 2005.

(B) Represents adjustments to reflect the property sold as indicated herein.

(C) Represents the net cash proceeds received by the Company, less transaction costs (including broker commissions, transfer taxes, legal fees, etc.), and pro forma net gain on sale of real estate based on the terms of the contract. No adjustment for income taxes has been reflected in the net gain as presented below as the Company has sufficient regular net operating loss ("NOL") carry forwards and alternative minimum tax ("AMT") carry forwards to offset the gain. The summary information is as follows:

         Gross sales price                                          $28,000,000
         Less:
              Transactions costs                                      (558,000)
                                                                   ------------
         Net cash proceeds                                           27,442,000
                                                                   ------------
         Less:
              Real estate carry value (net of accumulated
                depreciation $653,000)                             (16,657,000)
              Other assets (see (F) below)                            (523,000)
                                                                   ------------

         Pro forma net gain on sale of real estate                  $10,262,000
                                                                    ===========

(D) Pro forma adjustment to cash and cash equivalents represents net cash proceeds of $27,442,000 noted in (C) above less $305,000 of security deposit liabilities assumed by the buyer, as noted in (G) below.

(E) Represents carrying value of fixed assets sold and related accumulated depreciation.

(F) Represents reversal of (i) deferred rental revenue reversing the effects of rental revenue recognition on a straight-line basis over the terms of tenant leases versus contractual lease payment terms - $519,000; and (ii) real estate commissions previously capitalized - $4,000.

(G) Represents security deposits held on behalf of tenants transferred to Buyer.

                                                AmBase Corporation
                                Pro Forma Consolidated Statements of Operations
                                     For the Three Months Ended March 31, 2005
                                                    (unaudited)

(in thousands, except share data)

                                                                                                 Pro Forma                Pro Forma
                                                                      Historical (a)             Adjustments (b)          Amounts
                                                                 -----------------          --------------------      -------------
Operating revenues:
Rental income.....................................................   $       573                 $      (530) (c)         $      43
                                                                     -----------                 ------------             ---------
Operating expenses:
Compensation and benefits.........................................         1,170                          -                   1,170
Professional and outside services.................................           557                        (11)  (d)               546
Property operating and maintenance................................           131                       (103)  (e)                28
Depreciation......................................................            83                        (70)  (f)                13
Insurance.........................................................            20                         (4)  (g)                16
Other operating...................................................            51                         (1)  (h)                50
                                                                    ------------                 ------------            ----------
                                                                           2,012                       (189)                  1,823
                                                                    ------------                 ------------            ----------
Operating income (loss)...........................................       (1,439)                         341                (1,780)
                                                                    ------------                 ------------            ----------
Interest income...................................................           125                           -                    125
Realized gains on sales of investment securities
    available for sale............................................            20                           -                     20
                                                                    ------------                 ------------            ----------
Income (loss) before income taxes.................................       (1,294)                         341                (1,635)
Income tax expense................................................          (30)                           -  (i)              (30)
                                                                    ------------                 ------------            ----------
Net income (loss) from continuing operations......................   $   (1,324)                 $       341              $ (1,665)
                                                                        ========                    =========               =======
Net income (loss) per common share:
Basic.............................................................   $    (0.03)                 $      0.01              $  (0.04)
Assuming dilution.................................................        (0.03)                        0.01                 (0.04)
                                                                        ========                    =========               =======
Weighted average shares outstanding:

Basic.............................................................        46,234                                             46,234
                                                                        ========                                            =======
Diluted...........................................................        46,234                                             46,234
                                                                        ========                                            =======

The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                                AmBase Corporation
                                Pro Forma Consolidated Statements of Operations
                                     For the Three Months Ended March 31, 2004
                                                    (unaudited)

(in thousands, except share data)

                                                                                                      Pro Forma           Pro Forma
                                                                      Historical (a)                  Adjustments (b)     Amounts
                                                                    -----------------           --------------------   -------------
Operating revenues:
Rental income.....................................................    $      535                     $    (493)  (c)      $      42
                                                                   -------------                    -------------       -----------
Operating expenses:
Compensation and benefits.........................................         1,083                             -                1,083
Professional and outside services.................................           108                            (8)  (d)            100
Property operating and maintenance................................           113                           (86)  (e)             27
Depreciation......................................................            83                           (70)  (f)             13
Insurance.........................................................            23                            (4)  (g)             19
Other operating...................................................            47                            (2)  (h)             45
                                                                   -------------                    -------------       -----------
                                                                           1,457                          (170)               1,287
                                                                   -------------                    -------------       -----------
Operating income (loss)...........................................         (922)                           323              (1,245)
                                                                   -------------                    -------------       -----------
Interest income...................................................           115                            -                   115
Realized gains on sales of investment securities
    available for sale............................................           107                            -                   107
                                                                   -------------                    -------------       -----------
Income (loss) before income taxes.................................         (700)                           323              (1,023)
Income tax expense................................................          (30)                            -   (i)            (30)
                                                                   -------------                    -------------       -----------
Net income (loss) from continuing operations......................   $     (730)                     $     323           $  (1,053)
                                                                        ========                     =========           ==========
Net income (loss) per common share:
Basic.............................................................   $    (0.02)                     $      -            $   (0.02)
Assuming dilution.................................................        (0.02)                            -                (0.02)
..........                                                               ========                     =========           ==========
Weighted average shares outstanding:

Basic.............................................................        46,200                                             46,200
                                                                        ========                                            =======
Diluted...........................................................        46,200                                             46,200
                                                                        ========                                            =======

The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                                AmBase Corporation
                                Pro Forma Consolidated Statements of Operations
                                       For the Year Ended December 31, 2004
                                                    (unaudited)

(in thousands, except share data)

                                                                                                Pro Forma               Pro Forma
                                                                      Historical (a)            Adjustments (b)         Amounts
                                                                      --------------            ---------------         -----------
Revenues:
Rental income.....................................................   $     2,229                $   (2,053) (c)         $       176
                                                                   -------------                ------------            -----------
Operating expenses:
Compensation and benefits.........................................         4,150                         -                    4,150
Professional and outside services.................................         1,469                       (47) (d)               1,422
Property operating and maintenance................................           459                      (357) (e)                 102
Depreciation......................................................           330                      (280) (f)                  50
Insurance.........................................................           107                       (17) (g)                  90
Other operating...................................................           197                        (7) (h)                 190
                                                                   -------------                ------------            -----------
                                                                           6,712                      (708)                   6,004
                                                                   -------------                ------------            -----------
Operating income (loss)...........................................       (4,483)                     1,345                  (5,828)
                                                                   -------------                ------------            -----------
Interest income...................................................           505                         -                      505
Realized gains of the sales of investment
  securities available for sale...................................           747                         -                      747
                                                                   -------------                ------------            -----------
Income (loss) before income taxes.................................       (3,231)                     1,345                  (4,576)
Income tax expense................................................         (120)                         -  (i)               (120)
                                                                   -------------                ------------            -----------
Net income (loss) from continuing operations......................   $   (3,351)                $    1,345              $   (4,696)
                                                                        ========                ==========                 ========
Net income (loss) per common share:
Basic.............................................................   $    (0.07)                $     0.03              $    (0.10)
Assuming dilution.................................................        (0.07)                      0.03                   (0.10)
                                                                        ========                ==========                 ========
Weighted average common shares outstanding:
Basic.............................................................        46,225                                             46,225
                                                                        ========                                            =======
Diluted...........................................................        46,225                                             46,225
                                                                        ========                                            =======

The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                                AmBase Corporation
                                Pro Forma Consolidated Statements of Operations
                                       For the Year Ended December 31, 2003
                                                    (unaudited)

(in thousands, except share data)

                                                                                                Pro Forma               Pro Forma
                                                                      Historical (a)            Adjustments (b)         Amounts
                                                                      --------------            ---------------         -----------
Revenues:
Rental income.....................................................   $     2,578                $   (2,258) (c)         $       320
                                                                   -------------                ------------            -----------
Operating expenses:
Compensation and benefits.........................................         3,852                         -                    3,852
Professional and outside services.................................         1,476                       (44) (d)               1,432
Property operating and maintenance................................           491                      (372) (e)                 119
Depreciation......................................................           329                      (279) (f)                  50
Insurance.........................................................           100                       (14) (g)                  86
Other operating...................................................           188                        (6) (h)                 182
                                                                   -------------                ------------            -----------
                                                                           6,436                      (715)                   5,721
                                                                   -------------                ------------            -----------
Operating income (loss)...........................................       (3,858)                     1,543                  (5,401)
                                                                   -------------                ------------            -----------
Interest income...................................................           334                         -                      334
Realized gains on sales of investment
  securities available for sale...................................            64                         -                       64
Other income......................................................            26                         -                       26
                                                                   -------------                ------------            -----------
Income (loss) before income taxes.................................       (3,434)                     1,543                  (4,977)
Income tax expense................................................         (125)                         -  (i)               (125)
                                                                   -------------                ------------            -----------
Net income (loss) from continuing operations......................   $   (3,559)                $    1,543              $   (5,102)
                                                                        ========                ===========                ========
Net income (loss) per common share:
Basic.............................................................   $    (0.08)                $     0.03              $    (0.11)
Assuming dilution.................................................        (0.08)                      0.03                   (0.11)
                                                                        ========                ===========                ========
Weighted average common shares outstanding:
Basic.............................................................        46,182                                             46,182
                                                                        ========                                           ========
Diluted...........................................................        46,182                                             46,182
                                                                        ========                                           ========

The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                                AmBase Corporation
                                Pro Forma Consolidated Statements of Operations
                                       For the Year Ended December 31, 2002
                                                    (unaudited)

(in thousands, except share data)

                                                                                                Pro Forma               Pro Forma
                                                                      Historical (a)            Adjustments (b)         Amounts
                                                                      -------------             ---------------         -----------
Revenues:
Rental income.....................................................    $      477                $     (157) (c)         $       320
                                                                   -------------                ------------            -----------
Operating expenses:
Compensation and benefits.........................................         3,515                         -                    3,515
Professional and outside services.................................         1,641                         -                    1,641
Property operating and maintenance................................           130                       (34) (e)                  96
Depreciation......................................................            74                       (23) (f)                  51
Insurance.........................................................            73                        (1) (g)                  72
Other operating...................................................           161                        (2) (h)                 159
                                                                   -------------                ------------            -----------
                                                                           5,594                       (60)                   5,534
                                                                   -------------                ------------            -----------
Operating income (loss)...........................................       (5,117)                        97                  (5,214)
                                                                   -------------                ------------            -----------
Interest income...................................................           705                         -                      705
Other income - termination of postretirement welfare plans........           788                         -                      788
Other income......................................................           215                         -                      215
Write down of investments.........................................       (1,600)                         -                  (1,600)
                                                                   -------------                ------------            -----------
Income (loss) before income taxes.................................       (5,009)                        97                  (5,106)
Income tax expense................................................         (124)                         -  (i)               (124)
                                                                   -------------                ------------            -----------
Net income (loss) from continuing operations......................   $   (5,133)                $       97              $   (5,230)
                                                                        ========                ==========                 ========
Net income (loss) per common share:
Basic.............................................................   $    (0.11)                $        -              $    (0.11)
Assuming dilution.................................................        (0.11)                         -                   (0.11)
                                                                        ========                ==========                 ========
Weighted average common shares outstanding:
Basic.............................................................        46,209                                             46,209
                                                                        ========                                           ========
Diluted...........................................................        46,209                                             46,209
                                                                        ========                                           ========

The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                                AmBase Corporation
                       Notes to Pro Forma Consolidated Statements of Operations
                     For Three Months Ended March 31, 2005, March 31, 2004 and Years Ended December 31, 2004, December 31, 2003 and December 31, 2002
                                                    (unaudited)

PRESENTATION

The preceding pro forma consolidated statements of operations for the three months ended March 31, 2005, March 31, 2004 and for the years ended December 31, 2004, December 31, 2003, and December 31, 2002, present the historical amounts for the Company, adjusted for the effects of the property sold by the Company, as if such transaction had occurred on January 1, 2002.

The pro forma consolidated statements of operations should be read in conjunction with the pro forma consolidated balance sheet of the Company and the historical financial statements and notes thereto of the Company presented in the Company's Form 10-Q for the quarterly periods ended March 31, 2005, March 31, 2004 and Form 10-K's for the annual periods ended December 31, 2004, December 31, 2003 and December 31, 2002.

The pro form consolidated statements of operations are unaudited and are not necessarily indicative of what actual results of operations of the Company would have been had the transactions described above actually occurred on January 1, 2002, nor do they purport to represent the future results of operations of the Company. The Company acquired the property on December 3, 2002.

NOTES AND MANAGEMENT ASSUMPTIONS

(a) Reflects the historical consolidated results of operations of the Company for the three months ended March 31, 2005 and March 31, 2004, and the years ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively, as contained in the historical consolidated financial statements and notes thereto.

(b) Represents adjustments to revenues and expenses to reflect the sale of the Property by the Company as if such transaction had occurred on January 1, 2002 for the three months ended March 31, 2005, March 31, 2004, and the years ended December 31, 2004, December 31, 2003 and December 31, 2002. Pro forma adjustments do not assume increased investment income from reinvestment of sale proceeds.

(c) Pro forma rental income includes base rents, tenant payments for expense escalations and tenant reimbursements. Base rents are presented on a straight-line basis.

(d) Reflects costs for outside services and professional fees relating to the property sold.

(e) Reflects third party operating expenses, including in part cleaning, security, repairs and maintenance, and real estate taxes relating to the property sold.

(f) Reflects depreciation expense on the building and leasehold improvements relating to the property sold.

(g) Reflects insurance expenses for the period relating to the property sold.

(h) Reflects other operating expenses for the period relating to the property sold.

(i) No adjustment for income taxes has been reflected in the pro forma financial information presented herein as the Company has sufficient regular NOL carry forwards and AMT carry forwards to offset the gain. The Company generated NOL's in all periods presented on an actual and pro forma basis, however, ultimate utilization of such NOL's before their expiration is uncertain. Accordingly, the Company has reflected a full valuation allowance on such tax assets and has not reflected any net tax benefit.

(C) Exhibits - The following exhibits are furnished as part of this report.

         10.1     Sale - Purchase Agreement as of May 25, 2005.
         10.2     First Amendment to Sale - Purchase Agreement
                    as of June 15, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmBase Corporation



By:  /s/ John P. Ferrara
     -------------------------------
     Vice President and Chief Financial Officer and Controller
(Principal Financial and Accounting Officer)

Dated:  July 21, 2005


Exhibit Index

Exhibit           Description

10.1              Sale - Purchase Agreement as of May 25, 2005.
10.2              First Amendment to Sale - Purchase Agreement
                    as of June 15, 2005.